                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                               Information

Name:                              BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                           300 Crescent Court, Suite 1111, Dallas, Texas
                                   75201

Designated Filer:                  Becker Drapkin Management, L.P.

Date of Event Requiring Statement  February 2, 2012
(Month/Day/Year):

Issuer Name and Ticker or          Response Genetics, Inc. [RGDX]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By: Becker Drapkin Management, L.P.
                                   Its: General Partner

                                   By: BC Advisors, LLC
                                   Its: General Partner

                                   By: /s/ Ashley Sekimoto
                                       -----------------------------------------
                                   Name: Ashley Sekimoto
                                   Title: Attorney-in-Fact
                                   Date: February 6, 2012

2.      BECKER DRAPKIN PARTNERS, L.P.

                Item                               Information

Name:                              BECKER DRAPKIN PARTNERS, L.P.

Address:                           300  Crescent  Court,  Suite  1111,  Dallas,
                                   Texas 75201

Designated Filer:                  Becker Drapkin Management, L.P.

Date of Event Requiring Statement  February 2, 2012
(Month/Day/Year):

Issuer Name and Ticker or          Response Genetics, Inc. [RGDX]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By: Becker Drapkin Management, L.P.
                                   Its: General Partner

                                   By: BC Advisors, LLC
                                   Its: General Partner

                                   By: /s/ Ashley Sekimoto
                                       -----------------------------------------
                                   Name: Ashley Sekimoto
                                   Title: Attorney-in-Fact
                                   Date: February 6, 2012

3.      BC ADVISORS, LLC

                Item                               Information

Name:                              BC ADVISORS, LLC

Address:                           300  Crescent  Court,  Suite  1111,  Dallas,
                                   Texas 75201

Designated Filer:                  Becker Drapkin Management, L.P.

Date of Event Requiring Statement  February 2, 2012
(Month/Day/Year):

Issuer Name and Ticker or          Response Genetics, Inc. [RGDX]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed  Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By: /s/ Ashley Sekimoto
                                       -----------------------------------------
                                   Name: Ashley Sekimoto
                                   Title: Attorney-in-Fact
                                   Date: February 6, 2012

4.      STEVEN R. BECKER

                Item                               Information

Name:                              STEVEN R. BECKER

Address:                           300  Crescent  Court,  Suite  1111, Dallas,
                                   Texas 75201

Designated Filer:                  Becker Drapkin Management, L.P.

Date of Event Requiring Statement  February 2, 2012
(Month/Day/Year):

Issuer Name and Ticker or          Response Genetics, Inc. [RGDX]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed  Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By: /s/ Ashley Sekimoto
                                       -----------------------------------------
                                   Name: Ashley Sekimoto
                                   Title: Attorney-in-Fact
                                   Date: February 6, 2012

5.      MATTHEW A. DRAPKIN

                Item                               Information

Name:                              MATTHEW A. DRAPKIN

Address:                           300 Crescent Court, Suite  1111, Dallas,
                                   Texas 75201

Designated Filer:                  Becker Drapkin Management, L.P.

Date of Event Requiring Statement  February 2, 2012
(Month/Day/Year):

Issuer Name and Ticker or          Response Genetics, Inc. [RGDX]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed  Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By: /s/ Ashley Sekimoto
                                       -----------------------------------------
                                   Name: Ashley Sekimoto
                                   Title: Attorney-in-Fact
                                   Date: February 6, 2012